Exhibit 21.1

Mondelēz International, Inc.

Subsidiaries - 2013

Entity Name	Country
LU Algerie S.p.A.	Algeria
Cadbury Bebidas De Argentina S.A.	Argentina
Mondelez Argentina S.A.	Argentina
Nabisco Inversiones S.R.L.	Argentina
Van Mar SA	Argentina
Cadbury Finance Pty Limited	Australia
Cadbury Marketing Services Pty Limited	Australia
General Foods Pty. Ltd.	Australia
KF (Australia) Pty. Ltd.	Australia
Kraft Jacobs Suchard (Australia) Pty. Ltd.	Australia
Lanes Biscuits Pty. Ltd.	Australia
Lanes Food (Australia) Pty. Ltd.	Australia
MacRobertson Pty Limited	Australia
Mondelez Australia (Foods) Ltd	Australia
Mondelez Australia Group Co Pty Ltd	Australia
Mondelez Australia Group Investments LP	Australia
Mondelez Australia Holdings Pty. Ltd.	Australia
Mondelez Australia Investments Pty Ltd	Australia
Mondelez Australia Pty. Ltd.	Australia
Mondelez New Zealand Holdings (Australia) Pty. Ltd.	Australia
Recaldent Pty Ltd	Australia
The Natural Confectionery Co. Pty Ltd	Australia
Kraft Foods CEEMA GmbH	Austria
Mirabell Salzburger Confiserie-und Bisquit GmbH	Austria
Mondelez Oesterreich GmbH	Austria
Mondelez Oesterreich Production GmbH	Austria
Fulmer Corporation Limited	Bahamas
Mondelez Bahrain W.L.L.	Bahrain
OOO Mondelēz International Bel	Belarus
Cadbury Belgium BVBA	Belgium
Confibel SPRL	Belgium
Kraft Foods Belgium Intellectual Property	Belgium
Kraft Foods Production Holdings Maatschap	Belgium
Mondelez Belgium Biscuits Production NV	Belgium
Mondelez Belgium BVBA	Belgium
Mondelez Belgium Manufacturing Services BVBA	Belgium
Mondelez Belgium Production BVBA	Belgium
Mondelez Belgium Services BVBA	Belgium
Mondelēz International Belgium	Belgium
Mondelez Namur Production SPRL	Belgium
Cadbury Adams Bolivia S.A.	Bolivia
Mondelez International de Alimentos S.R.L.	Bolivia
Cadbury Botswana (Proprietary) Limited	Botswana
Cadbury Confy (Proprietary) Limited	Botswana

Entity Name	Country
K&S Alimentos S.A.	Brazil
Lacta Alimentos Ltda.	Brazil
Mondelez Brasil Ltda.	Brazil
Mondelez Brasil Norte Nordeste Ltda.	Brazil
Taloca Cafe Ltda.	Brazil
Mondelez Bulgaria AD	Bulgaria
Mondelez Bulgaria Production EOOD	Bulgaria
152999 Canada Inc.	Canada
3072440 Nova Scotia Company	Canada
Freezer Queen Foods (Canada) Limited	Canada
Lowney, Inc.	Canada
MCI Finance Inc.	Canada
Mondelez Asia Pacific (Alberta) GP ULC	Canada
Mondelez Canada Holdings Two ULC	Canada
Mondelez Canada Holdings ULC	Canada
Mondelez Canada Inc.	Canada
TCI Realty Holdings Inc.	Canada
Cadbury Stani Adams Chile Productos Alimenticios Limitada	Chile
Mondelez Chile S.A.	Chile
Cadbury Confectionery (Guangzhou) Co., Limited	China
Cadbury Food Co. Limited China	China
Cadbury Marketing Services Co Ltd Shanghai	China
Kraft Tianmei Food (Tianjin) Co. Ltd.	China
Mondelez Beijing Food Co., Ltd.	China
Mondelez China Co., Ltd	China
Mondelez Guangzhou Food Company Limited	China
Mondelez Jiangmen Food Co., Ltd.	China
Mondelez Shanghai Food Co., Ltd.	China
Mondelez Shanghai Foods Corporate Management Co., Ltd.	China
Mondelez Suzhou Food Co., Ltd.	China
Nabisco Food (Suzhou) Co. Ltd.	China
Cadbury Adams Colombia S.A.	Colombia
Kraft Foods Colombia Ltda.	Colombia
Kraft Foods Colombia S.A.S.	Colombia
Mondelez Colombia S.A.S.	Colombia
Taloca y Cia Ltda.	Colombia
El Gallito Industrial, S.A.	Costa Rica
Kraft Foods Costa Rica, S.A.	Costa Rica
Mondelez Zagreb d.o.o.	Croatia
Gum Management Services Ltd	Cyprus
Mondelez CR Biscuit Production s.r.o.	Czech Republic
Mondelez CR Coffee Production s.r.o.	Czech Republic
Mondelez Czech Republic s.r.o.	Czech Republic
Opavia Lu s.r.o.	Czech Republic

Entity Name	Country
Kraft Foods Danmark Intellectual Property ApS	Denmark
Mondelez Danmark ApS	Denmark
Cadbury Adams Dominicana S.A.	Dominican Republic
Kraft Foods Dominicana S.A.	Dominican Republic
Kraft Foods Ecuador Cia. Ltda.	Ecuador
Cadbury Egypt for Importation	Egypt
Kraft Foods Egypt S.A.E.	Egypt
Kraft Foods Egypt Trading LLC	Egypt
Cadbury Adams El Salvador S.A. de C.V.	El Salvador
Kraft Foods El Salvador S.A. de C.V.	El Salvador
Kraft Foods Eesti Osauhing	Estonia
Kraft Foods Finland Production Oy	Finland
Mondelez Finland OY	Finland
Cadbury France SAS	France
Generale Biscuit Glico France	France
Generale Biscuit SAS	France
Kraft Foods France Biscuit S.A.S.	France
Kraft Foods France Intellectual Property S.A.S.	France
Mondelez France Antilles Guyane Distribution SAS	France
Mondelez France Biscuit Distribution SAS	France
Mondelez France Biscuits Production SAS	France
Mondelez France Confectionery Production SAS	France
Mondelez France Ocean Indien Distribution SAS	France
Mondelez France R&D SAS	France
Mondelez France S.A.S.	France
Mondelez Laverune Production S.N.C.	France
Mondelez Strasbourg Production S.N.C.	France
Mondelēz Georgia LLC	Georgia
Carlton Lebensmittel Vertriebs GmbH	Germany
Don Snack Foods Handelsgesellschaft GmbH	Germany
Johann Jacobs GmbH	Germany
Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Holding GmbH	Germany
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Intellectual Property GmbH & Co. KG	Germany
Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG	Germany
Mondelez Deutschland Biscuits Production GmbH	Germany
Mondelez Deutschland GmbH	Germany
Mondelez Deutschland Production GmbH & Co. KG	Germany
Mondelez Deutschland Professional GmbH	Germany
Mondelez Deutschland R&D GmbH	Germany
Mondelez Deutschland Services GmbH & Co. KG	Germany
Mondelez International Genussmittel GmbH	Germany
Onko Grossroesterei GmbH	Germany

Entity Name	Country
Cadbury Ghana Limited	Ghana
Lapworth Commodities Limited	Ghana
Mondelez Hellas Production S.A.	Greece
Mondelez Hellas S.A.	Greece
Mondelez Korinthos Production S.A.	Greece
Alimentos Especiales, Socieda Anonima	Guatemala
Kraft Foods Honduras, S.A.	Honduras
Landers Centro Americana, Fabricantes de Molinos Marca “Corona” S.A. de C.V.	Honduras
Cadbury Hong Kong Limited	Hong Kong
Cadbury Trading Hong Kong Ltd.	Hong Kong
Mondelez Hong Kong Limited	Hong Kong
Gyori Keksz Kft SARL	Hungary
Mondelez Hungaria IP Kft	Hungary
Mondelez Hungaria Kft	Hungary
C S Business Services (India) Pvt. Limited	India
Cadbury India Limited	India
Georges Beverages India Private Limited	India
Induri Farm Limited	India
KJS India Private Limited	India
P.T. Cadbury Indonesia	Indonesia
P.T. Cipta Manis Makmur	Indonesia
P.T. Kraft Symphoni Indonesia	Indonesia
P.T. Kraft Ultrajaya Indonesia	Indonesia
P.T. Mondelez Indonesia	Indonesia
P.T. Mondelez Indonesia Manufacturing	Indonesia
P.T. Mondelez Indonesia Trading	Indonesia
Alreford Limited	Ireland
Berkeley Re Limited	Ireland
Cadbury Schweppes Ireland Limited	Ireland
Cadbury Schweppes Treasury America	Ireland
Cadbury Schweppes Treasury International	Ireland
Cadbury Schweppes Treasury Services	Ireland
Kraft Foods Ireland Intellectual Property Ltd	Ireland
Mondelez Ireland Limited	Ireland
Mondelez Ireland Production Limited	Ireland
Seurat	Ireland
Sunkist Soft Drinks International Limited	Ireland
Trebor (Dublin) Limited	Ireland
Trebor Ireland Limited	Ireland
Greencastle Drinks Limited	Ireland/Netherlands
Cote d’Or Italia S.r.l.	Italy
Fattorie Osella S.p.A.	Italy
Kraft Foods Italia Intellectual Property S.r.l.	Italy
Mondelez Italia Biscuits Production S.p.A	Italy

Entity Name	Country
Mondelez Italia Production S.r.l.	Italy
Mondelez Italia S.r.l.	Italy
Mondelez Italia Services S.r.l.	Italy
Kraft Foods Jamaica Limited	Jamaica
West Indies Yeast Company Limited	Jamaica
AGF Kanto, Inc.	Japan
AGF SP Inc.	Japan
AGF Suzuka, Inc.	Japan
Ajinomoto General Foods, Inc.	Japan
Kraft Foods Japan K.K.	Japan
Meito Adams Company Limited	Japan
Mondelez Japan Ltd	Japan
Mondelez Kazakhstan LLP	Kazakhstan
Cadbury Kenya Limited	Kenya
Dong Suh Foods Corporation	Korea
Migabang Limited Company	Korea
SIA Kraft Foods Latvija	Latvia
Cadbury Adams Middle East Offshore S.A.L.	Lebanon
Cadbury Adams Middle East S.A.L.	Lebanon
AB Kraft Foods Lietuva	Lithuania
UAB Mondelez Baltic	Lithuania
UAB Mondelez Lietuva Production	Lithuania
Kraft Foods Biscuit Financing Luxembourg Sarl	Luxembourg
Kraft Foods Financing Luxembourg Sarl	Luxembourg
Kraft Foods Luxembourg Sarl	Luxembourg
Adams Marketing (M) Sdn Bhd	Malaysia
Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia
Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia
Kraft Foods Jaya (Malaysia) Sdn Bhd	Malaysia
Mondelez Malaysia Sales Sdn. Bhd.	Malaysia
Mondelez Malaysia Sdn. Bhd.	Malaysia
Trebor (Malaysia) Sdn. Bhd.	Malaysia
Trebor Sales Sdn. Bhd.	Malaysia
Cadbury Mauritius Ltd	Mauritius
Corporativo Kraft S. en N.C. de C.V.	Mexico
Kraft Foods de Mexico, S. de R.L. de C.V.	Mexico
Kraft Holding S. de R.L. de C.V.	Mexico
KTL S. de R.L. de C.V.	Mexico
Productos Kraft S. de. R.L. de C.V.	Mexico
Servicios Integrales Kraft, S. de R.L. de C.V.	Mexico
Servicios Kraft, S. de R.L. de C.V.	Mexico
Biscuiterie Industrielle du Maghreb SA	Morocco
Kraft Foods Maroc SA	Morocco
Abades B.V.	Netherlands

Entity Name	Country
Aztecanana BV	Netherlands
Cadbury CIS B.V.	Netherlands
Cadbury Enterprises Holdings B.V.	Netherlands
Cadbury Holdings B.V.	Netherlands
Cadbury Netherlands International Holdings B.V.	Netherlands
CS Americas Holdings B.V.	Netherlands
Gernika, B.V.	Netherlands
Kraft Foods Central & Eastern Europe Service B.V.	Netherlands
Kraft Foods Cesko Holdings BV	Netherlands
Kraft Foods Entity Holdings B.V.	Netherlands
Kraft Foods Holland Holding BV	Netherlands
Kraft Foods Intercontinental Netherlands C.V.	Netherlands
Kraft Foods LA MB Holding B.V.	Netherlands
Kraft Foods LA MC B.V.	Netherlands
Kraft Foods LA NMB B.V.	Netherlands
Kraft Foods LA NVA B.V.	Netherlands
Kraft Foods LA VA Holding B.V.	Netherlands
Kraft Foods Nederland Biscuit C.V.	Netherlands
Kraft Foods Nederland Intellectual Property BV	Netherlands
Kraft Foods North America and Asia B.V.	Netherlands
Merola Finance B.V.	Netherlands
Mondelez Espana Biscuits Holdings B.V.	Netherlands
Mondelez International Selba B.V.	Netherlands
Mondelez Nederland B.V.	Netherlands
Mondelez Nederland Services B.V.	Netherlands
Nabisco Holdings I B.V.	Netherlands
Nabisco Holdings II B.V.	Netherlands
Mondelez New Zealand	New Zealand
Mondelez New Zealand Investments	New Zealand
Cadbury Adams Nicaragua, S.A.	Nicaragua
Kraft Foods de Nicaragua, S.A.	Nicaragua
Cadbury Nigeria PLC	Nigeria
Freia A/S	Norway
Kraft Foods Norge Intellectual Property AS	Norway
Mondelez Norge A/S	Norway
Mondelez Norge Production AS	Norway
Mondelez Pakistan Limited	Pakistan
Cadbury Adams Panama, Sociedad Anonima	Panama
Kraft Foods Panama, S.A.	Panama
Cadbury Adams Peru S.A.	Peru
Kraft Foods Peru S.A.	Peru
Mondelez Philippines, Inc.	Philippines
Nabisco Philippines Inc.	Philippines
Lu Polska SA	Poland

Entity Name	Country
Mondelez Polska Production sp. z.o.o.	Poland
Mondelez Polska S.A.	Poland
Mondelez Portugal Iberia Production, S.A.	Portugal
Mondelez Portugal, Unipessoal Lda.	Portugal
Kraft Foods (Puerto Rico), LLC	Puerto Rico
Mondelez Romania S.A.	Romania
Dirol Cadbury LLC	Russia
Mondelez International Rus	Russia
Mon’delez Rus LLC	Russia
Mondelez Arabia for Trading LLC	Saudi Arabia
Nabisco Arabia Co. Ltd.	Saudi Arabia
Mondelez d.o.o. Beograd	Serbia
Cadbury Enterprises Pte. Ltd.	Singapore
Kraft Foods Holdings Singapore Pte. Ltd.	Singapore
Kraft Foods Trading Singapore Pte. Ltd.	Singapore
Kraft Helix Singapore Pte. Ltd.	Singapore
Kuan Enterprises Pte. Ltd.	Singapore
Mondelez Asia Pacific Pte. Ltd.	Singapore
Mondelez Business Services AP Pte Ltd	Singapore
Mondelez Singapore Pte. Ltd.	Singapore
Symphony Biscuits Holdings Pte. Ltd.	Singapore
Taloca (Singapore) Pte Ltd.	Singapore
Mondelez European Business Services Centre s.r.o.	Slovakia
Mondelez Slovakia, a.s.	Slovakia
Mondelez SR Production s.r.o.	Slovakia
MSR IP s.r.o.	Slovakia
Mondelez, trgovska druzba, d.o.o, Ljubjana	Slovenia
Cadbury South Africa (Pty) Limited	South Africa
Chapelat-Humphries Investments (Pty) Limited	South Africa
Mondelez South Africa (Pty) Ltd.	South Africa
Mondelez South Africa Proprietary Limited	South Africa
South Africa LP	South Africa
Kraft Foods Espana Holdings S.L.U.	Spain
Kraft Foods Espana Intellectual Property SLU	Spain
Mondelez Espana Biscuits Holdings y Campania S.C.	Spain
Mondelez Espana Commercial, S.L.U.	Spain
Mondelez Espana Confectionery Production, SLU	Spain
Mondelez Espana Galletas Production, S.L.U.	Spain
Mondelez Espana Postres Production, S.A.U.	Spain
Mondelez Espana Production, S.L.U.	Spain
Mondelez Espana Services, S.L.U.	Spain
Mondelez Iberia Holdings, S.L.U.	Spain
Chapelat Swaziland (Proprietary) Limited	Swaziland
Cadbury (Swaziland) (Pty) Limited	Swaziland/South Africa

Entity Name	Country
Kraft Foods Sverige Holding AB	Sweden
Kraft Foods Sverige Intellectual Property AB	Sweden
Mondelez Sverige AB	Sweden
Mondelez Sverige Production AB	Sweden
Consodri Investments AG	Switzerland
Kraft Foods Biscuits Holding GmbH	Switzerland
Kraft Foods Holding (Europa) GmbH	Switzerland
Kraft Foods Intercontinental Schweiz GmbH	Switzerland
Kraft Foods Schweiz Holding GmbH	Switzerland
Lambras Holdings AG	Switzerland
Mondelez Europe GmbH	Switzerland
Mondelez Europe Procurement GmbH	Switzerland
Mondelez Europe Services GmbH	Switzerland
Mondelez International Finance AG	Switzerland
Mondelez Schweiz GmbH	Switzerland
Mondelez Schweiz Production GmbH	Switzerland
Mondelez World Travel Retail GmbH	Switzerland
Taloca GmbH	Switzerland
Nabisco International Limited (Taiwan)	Taiwan
Mondelez Taiwan Limited	Taiwan
Cadbury Adams (Thailand) Limited	Thailand
Cadbury South East Asia Limited	Thailand
Mondelez (Thailand) Co., Ltd.	Thailand
Nabisco International Limited (Trinidad)	Trinidad
Kraft Foods (Trinidad) Unlimited	Trinidad
Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi	Turkey
Cadbury South Africa (Holdings)	UK/South Africa
Public Joint Stock Company Mondelēz Ukraina	Ukraine
Dirol Cadbury Ukraine SFE	Ukraine
LLC Chipsy LYUKS	Ukraine
Mondelez Eastern Europe Middle East & Africe FZE	United Arab Emirates
Arcadian of Devon Limited	United Kingdom
Brentwick Limited	United Kingdom
Cadbury Eight LLP	United Kingdom
Cadbury Eleven LLP	United Kingdom
Cadbury Financial Services	United Kingdom
Cadbury Five LLP	United Kingdom
Cadbury Four LLP	United Kingdom
Cadbury International Limited	United Kingdom
Cadbury Limited	United Kingdom
Cadbury New Zealand LLP	United Kingdom
Cadbury Nine LLP	United Kingdom
Cadbury Nominees Limited	United Kingdom
Cadbury One LLP	United Kingdom

Entity Name	Country
Cadbury Russia Limited	United Kingdom
Cadbury Russia Two Ltd	United Kingdom
Cadbury Schweppes Finance Limited	United Kingdom
Cadbury Schweppes Investments Ltd	United Kingdom
Cadbury Schweppes Overseas Limited	United Kingdom
Cadbury Seven LLP	United Kingdom
Cadbury Six LLP	United Kingdom
Cadbury Ten LLP	United Kingdom
Cadbury Three LLP	United Kingdom
Cadbury Twelve LLP	United Kingdom
Cadbury Two LLP	United Kingdom
Cadbury UK Limited	United Kingdom
Cadbury US Holdings Limited	United Kingdom
Chromium Acquisitions Limited	United Kingdom
Chromium Assets Limited	United Kingdom
Chromium Suchex LLP	United Kingdom
Chromium Suchex No. 2 LLP	United Kingdom
Chromium Suchex No. 3 LLP	United Kingdom
Craven Keiller	United Kingdom
Ernest Jackson & Co Limited	United Kingdom
Galactogen Products Limited	United Kingdom
Green & Black’s Limited	United Kingdom
Hesdin Investments Limited	United Kingdom
Jigsaw Consortium Limited	United Kingdom
Kraft Foods Investment Holdings UK Limited	United Kingdom
Kraft Foods Middle East & Africa Ltd.	United Kingdom
Kraft Foods UK Intellectual Property Limited	United Kingdom
Kraft Foods UK IP & Production Holdings Ltd.	United Kingdom
Kraft Russia Limited	United Kingdom
L. Rose & Co., Limited	United Kingdom
Mondelez UK Biscuit Financing Ltd	United Kingdom
Mondelez UK Confectionery Production Limited	United Kingdom
Mondelez UK Holdings & Services Limited	United Kingdom
Mondelez UK Limited	United Kingdom
Mondelez UK Production Limited	United Kingdom
Mondelez UK R&D Limited	United Kingdom
Reading Scientific Services Limited	United Kingdom
Ritz Biscuit Company Limited	United Kingdom
Schweppes Limited	United Kingdom
Somerdale Limited	United Kingdom
The Kenco Coffee Company Limited	United Kingdom
The Old Leo Company Limited	United Kingdom
Trebor Bassett Holdings Limited	United Kingdom
Trebor Bassett Limited	United Kingdom

Entity Name	Country
Trebor International Limited	United Kingdom
Vantas International Limited	United Kingdom
Yellowcastle Limited	United Kingdom
Back to Nature Food Company	United States
Back to Nature Food Company, LLC	United States
Cadbury Schweppes US Finance LLC	United States
Callard & Bowser-Suchard, Inc.	United States
Intercontinental Brands LLC	United States
Intercontinental Great Brands LLC	United States
KFI-USLLC IX	United States
KFI-USLLC VII	United States
KFI-USLLC VIII	United States
KFI-USLLC XI	United States
KFI-USLLC XIII	United States
KFI-USLLC XIV	United States
KFI-USLLC XVI	United States
Kraft Foods Asia Pacific Services LLC	United States
Kraft Foods Biscuit Brands Kuan LLC	United States
Kraft Foods Brentwick LLC	United States
Kraft Foods Holdings LLC	United States
Kraft Foods International Beverages LLC	United States
Kraft Foods International Biscuit Holdings LLC	United States
Kraft Foods International Europe Holdings LLC	United States
Kraft Foods International Holdings Delaware LLC	United States
Kraft Foods International Services LLC	United States
Kraft Foods Latin America Holding LLC	United States
Kraft Foods R & D, Inc.	United States
Kraft Foods Taiwan Holdings LLC	United States
Mondelēz BTN Holdings LLC	United States
Mondelēz Global LLC	United States
Mondelēz International Holdings LLC	United States
Mondelēz International Service Holdings LLC	United States
Mondelēz International Service LLC	United States
Mondelez International SM, LLC	United States
Mondelez Suchex Holdings LLC	United States
Nabisco International Limited	United States
Nabisco Royal Argentina LLC	United States
NISA Holdings LLC	United States
NSA Holdings LLC	United States
Redbird Services LLC	United States
Suchex IV LLC	United States
The Hervin Company	United States
Thrive 365 LLC	United States

Entity Name	Country
C.A.S. Uruguay S.A.	Uruguay
Mondelez Uruguay S.A.	Uruguay
Nabisco Caribbean Export US Virgin Islands	US Virgin Islands
Cadbury Adams, S.A.	Venezuela
Cadbury Beverages de Venezuela CA	Venezuela
Compania Venezolana de Conservas C.A.	Venezuela
Covenco Holding C.A.	Venezuela
Kraft Foods Venezuela, C. A.	Venezuela
Promotora Cadbury Adams, C.A.	Venezuela
Tevalca Holdings C.A.	Venezuela
Cadbury Schweppes Zimbabwe (Private) Limited	Zimbabwe